Principal Funds, Inc.
Supplement dated July 30, 2018
to the Statement of Additional Information dated December 31, 2017
(as supplemented on January 30, 2018, March 16, 2018, April 17, 2018 and June 18, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
In the Officers of the Fund section, delete references to Ashley J. Fuhrmeister.
In the Officers of the Fund table, add the following row for Diane K. Nelson in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Diane K. Nelson Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)
In the Officers of the Fund table, delete the row for Adam U. Shaikh, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Assistant General Counsel, PGI (2018) Counsel, PGI (2017-2018) Counsel, PFD (2006-2013) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017) Counsel, PSI (2007-2013)